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                              NOVACARE, INC. 401(K) RETIREMENT SAVINGS PLAN
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                                                                 EXHIBIT 23




CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-36889 and No. 33-88746) of NovaCare, Inc. of our report dated June 15, 1995 appearing on Page 2 of this Form 11-K.



PRICE WATERHOUSE LLP
Philadelphia, Pennsylvania
June 26, 1995